                                                                               .
                                                                               .
                                                                               .
1
                                                                   Exhibit 99.1

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2005

                                                                                                         DAYRATE
   RIG NAME         WD         DESIGN      LOCATION  STATUS*     OPERATOR        CURRENT TERM            (000S)
---------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
---------------------------------------------------------------------------------------------------------------------
Ocean Quest       3,500'    Victory Class     GOM   Contracted     Noble              term              mid 120's
---------------------------------------------------------------------------------------------------------------------
Ocean Star        5,500'    Victory Class     GOM   Contracted   Kerr-McGee    90 day term extension    low 140's
---------------------------------------------------------------------------------------------------------------------
Ocean America     5,500'    Ocean Odyssey     GOM   Contracted    Pioneer          three wells          low 150's
---------------------------------------------------------------------------------------------------------------------
Ocean Valiant     5,500'    Ocean Odyssey     GOM   Contracted   Kerr-McGee     180 day extension       mid 150's
---------------------------------------------------------------------------------------------------------------------
Ocean Victory     5,500'    Victory Class     GOM   Contracted   Kerr-McGee         one well            mid 180's
---------------------------------------------------------------------------------------------------------------------
                            DP Aker H-3.2
Ocean Confidence  7,500'    Modified          GOM   Contracted       BP          five-year term         mid 170's
---------------------------------------------------------------------------------------------------------------------


DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (5)
---------------------------------------------------------------------------------------------------------------------
Ocean New Era     1,500'    Korkut            GOM    Reactivating     DODI              -                   -
---------------------------------------------------------------------------------------------------------------------
Ocean Voyager     2,000'    Victory Class     GOM    Contracted       ATP           two wells            mid 90's
---------------------------------------------------------------------------------------------------------------------
Ocean Concord     2,200'    F&G SS-2000       GOM    Contracted    Kerr-McGee       one well             mid 70's
---------------------------------------------------------------------------------------------------------------------
Ocean Lexington   2,200'    F&G SS-2000       GOM     Shipyard        DODI              -                   -
---------------------------------------------------------------------------------------------------------------------
Ocean Saratoga    2,200'    F&G SS-2000       GOM    Contracted       LLOG         three wells           mid 60's
---------------------------------------------------------------------------------------------------------------------


 START DATE          EST. END DATE                 FUTURE CONTRACTS AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                        Expected return to work early Oct. Six-month term extension plus option in the low 240's beginning in mid Oct. 2005 and
 mid June 2005       mid Oct. 2005      ending in mid April 2006. Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Assessing damage from Hurricane Rita. 12 month extension
                                        with Kerr-McGee in mid 170's beginning after repair and
                                        completion of existing contract and extending for one year.
 mid July 2005       mid Oct. 2005      Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Following assignment wells with Pioneer, second of two
                                        extension wells with Mariner in low 130's beginning late
                                        Dec. 2005 and ending mid Feb. 2006; followed by one
                                        additional extension well with Mariner in mid 110's
                                        beginning mid Feb. and ending early April 2006: followed by one year term plus option with Mariner in low 230's
                                        beginning early April 2006 and ending early April 2007.
 early May 2005      late Dec. 2005     Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        One-year term extension plus option from Kerr-McGee in low
                                        300,000's beginning in mid Mar. 2006 and ending in mid Mar.
 mid Sept. 2005      mid Mar. 2006      2007. Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        One year term with Murphy in low 200's beginning mid Oct.
                                        2005 and ending mid Oct. 2006. Available; actively
 late Aug. 2005      mid Oct. 2005      marketing.
----------------------------------------------------------------------------------------------------
                                        Two-year term plus option with BP in low 280's beginning
                                        early Jan. 2006 and ending early Jan. 2008. Available;
early Jan. 2001    early Jan. 2006      actively marketing.
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        Est. availability early Dec. 2005; followed by six-month
                                        term with Walter in low 100's for first 30 days and mid
                                        120's for remainder of term beginning early Dec. 2005 and
       -                  -             ending early June 2006. Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Hurricane Katrina repair estimate four to eight weeks. One well with Amerada Hess in low 110's beginning mid Nov. and ending early Jan. 2006; followed by LOI for one well in low
                                        110's beginning late early Jan. and ending late Feb. 2006;
                                        followed by two wells plus option with Amerada Hess in mid
                                        120's beginning late Feb. 2006 and ending late May 2006.
 late June 2005     mid Nov. 2005       Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        One assignment well from Kerr-McGee with Woodside in mid
                                        90's beginning mid Dec. 2005 and ending late Jan. 2006;
                                        followed by one well extension plus option with Kerr-McGee in mid 90's beginning late Jan. 2006 and ending early Mar.;
                                        followed by 90-day term plus option with Tana in low 130's beginning early Mar. and ending early June 2006; followed by
                                        90-day term extension plus option in low 170's beginning
                                        early June and ending late Aug 2006. Available; actively
 late Aug. 2005     mid Dec. 2005       marketing.
----------------------------------------------------------------------------------------------------
                                        Approximately 120-day Survey and maintenance between second and third well, beginning late May and ending early Oct.
                                        Following survey, two additional wells with Walter in low
                                        60's beginning early Oct. and ending early Dec.; followed by
                                        LOI for one well in mid 170's beginning in early Dec. 2005 and ending in late Jan. 2006; followed by one well plus
                                        option with Walter in low 80's beginning late Jan. and
       -           early Oct. 2005      ending late Feb. 2006. Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Assessing damage from Hurricane Rita. Two wells plus option with LLOG in low 110's following repair and completion of
                                        existing contract and extending for approximately five
                                        months; followed by six month extension with LLOG in low
 mid Dec. 2004     late Sept. 2005      120's. Available; actively marketing.
----------------------------------------------------------------------------------------------------

2

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2005

                                                                                                                     DAYRATE
   RIG NAME         WD         DESIGN                     LOCATION   STATUS*     OPERATOR      CURRENT TERM           (000S)
---------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
---------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader     200'     Mat Cantilever                   GOM    Contracted    Seneca         two wells           high 40's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Drake        200'     Mat Cantilever                   GOM    Contracted   Chevron       term contract          low 60's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Champion     250'     Mat Slot                         GOM    Contracted     Hunt     two well extension        low 50's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia     250'     Independent Leg Cantilever       GOM    Contracted   Newfield      180-day term           mid 50's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan      300'     Independent Leg Cantilever       GOM    Contracted     LLOG     three wells plus option  high 50's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Spur         300'     Independent Leg Cantilever       GOM    Contracted     EOG           one well             mid 60's
---------------------------------------------------------------------------------------------------------------------------------
Ocean King         300'     Independent Leg Cantilever       GOM    Contracted   El Paso    one well extension        mid 50's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget       300'     Independent Leg Cantilever       GOM    Contracted Houston Expl. two wells plus option    high 60's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Summit       300'     Independent Leg Cantilever       GOM    Contracted     LLOG     one well extension        mid 60's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick      300'     Independent Leg Cantilever       GOM    Contracted   Chevron             -                   -
---------------------------------------------------------------------------------------------------------------------------------
Ocean Titan        350'     Independent Leg Cantilever       GOM    Contracted    Walter        three wells           mid 70's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Tower        350'     Independent Leg Cantilever       GOM    Contracted   Chevron         one well             mid 50's
---------------------------------------------------------------------------------------------------------------------------------


 START DATE          EST. END DATE               FUTURE CONTRACTS AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 late Aug. 2005     late Oct. 2005      Available; actively marketing.
----------------------------------------------------------------------------------------------------
 late July 2005     late June 2006      Indexed term contract.  Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Six-month term with Stone Energy in mid 50's beginning late
                                        Nov. 2005 and ending mid May 2006. Available; actively
 late Aug. 2005     late Nov. 2005      marketing.
----------------------------------------------------------------------------------------------------
early Aug. 2005     late Jan. 2006      Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Two well extension plus option in mid 80's beginning late
                                        Sept. and ending late Nov. 2005. Available; actively
 late June 2005    late Sept. 2005      marketing.
----------------------------------------------------------------------------------------------------
 late Aug. 2005     mid Oct. 2005       Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        One well with El Paso in mid 60's beginning late Aug. and
                                        ending late Sept.; followed by one well extension in low
                                        60's beginning late Sept. and ending mid Oct. 2005; followed by one well with Forest in mid 70's beginning early Nov. and
 late June 2005    late Sept. 2005      ending late Dec. 2005. Available; actively marketing.
----------------------------------------------------------------------------------------------------
early Sept. 2005    late Oct. 2005      Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        One well with Walter in upper 60's beginning mid Oct. and
 late June 2005     mid Oct. 2005       ending mid Nov. 2005. Available; actively marketing.
----------------------------------------------------------------------------------------------------
       -                  -             Assessing damage from hurricanes Katrina and Rita.
----------------------------------------------------------------------------------------------------
                                        Six-month term with Dominion Exploration in high 70's
                                        beginning mid Jan. 2006 and ending mid July 2006. Available;
 mid Sept. 2005     mid Jan. 2006       actively marketing.
----------------------------------------------------------------------------------------------------
                                        180-day term extension plus option with Chevron (Part I) in high 60's beginning late Sept. and ending late Dec.;
                                        followed by Part II in high 80's beginning late Dec. 2005
early Aug. 2005    late Sept. 2005      and ending late Mar. 2006. Available; actively marketing.
----------------------------------------------------------------------------------------------------

3

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2005

                                                                                                                     DAYRATE
   RIG NAME         WD         DESIGN             LOCATION     STATUS*       OPERATOR         CURRENT TERM           (000S)
---------------------------------------------------------------------------------------------------------------------------------
International Semisubmersibles (17)
---------------------------------------------------------------------------------------------------------------------------------
MEXICO
---------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador    1,100'  Bethlehem SS-2000       GOM       Contracted       PEMEX        four year term work       mid 50's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington   1,500'  Aker H-3                GOM       Contracted       PEMEX        four year term work       low 60's
---------------------------------------------------------------------------------------------------------------------------------
                            F&G 9500 Enhanced
Ocean Worker        3,500'  Pacesetter              GOM       Contracted       PEMEX        four year term work      high 60's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown      2,850'  F&G SS-2000             GOM       Contracted       PEMEX        four year term work       mid 40's
---------------------------------------------------------------------------------------------------------------------------------
NORTH SEA
---------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad         1,200'  Aker H-3              North Sea   Contracted      Talisman           one year             low 80's
---------------------------------------------------------------------------------------------------------------------------------
                            Earl & Wright Sedco
Ocean Guardian      1,500'  711 Series           North Sea    Contracted       Shell             one year             low 80's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Princess      1,500'  Aker H-3              North Sea   Contracted      Talisman      one year extension        low 80's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard      1,500'  Bingo 3000            North Sea   Contracted      Statoil          one year term         low 140's
---------------------------------------------------------------------------------------------------------------------------------
AUSTRALASIA
---------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty        1,500'  Victory Class         Australia   Contracted   ConocoPhillips       two wells            mid 80's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot       1,500'  Bingo 3000            Australia   Contracted       Anzon             one well            high 70's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch         1,640'  Korkut                Malaysia    Contracted       Murphy       six wells plus option     mid 70's
---------------------------------------------------------------------------------------------------------------------------------
Ocean General       1,640'  Korkut                Malaysia    Contracted        CTOC             six wells            mid 70's
---------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness      7,000'  Victory Class         Singapore    Shipyard         DODI                 -                   -
---------------------------------------------------------------------------------------------------------------------------------
Ocean Rover         7,000'  Victory Class         Malaysia    Contracted       Murphy        950 day extension       mid 170's
---------------------------------------------------------------------------------------------------------------------------------




 START DATE          EST. END DATE               FUTURE CONTRACTS AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 late July 2003     mid Dec. 2007       Available.
----------------------------------------------------------------------------------------------------
 late July 2003    early Oct. 2006      Available.
----------------------------------------------------------------------------------------------------

 mid Aug. 2003      late July 2007      Available.
----------------------------------------------------------------------------------------------------
 late Oct. 2003     mid July 2007       Available.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                        One year extension with Talisman in mid 150's beginning late
                                        Jan. 2006 and ending late Jan. 2007. Available; actively
early Jan. 2005     late Jan. 2006      marketing.
----------------------------------------------------------------------------------------------------
                                        One-year term extension plus option with Shell in low 160's beginning late Mar. 2006 and ending late Mar. 2007. (40-day
 late Mar. 2005     late Mar. 2006      survey Q3, 2005). Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Two year extension with Talisman plus option in low 150's
                                        beginning in late Dec. 2005 and ending in late Dec. 2007.
early Jan. 2005     late Dec. 2005      Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        One year plus option program in Norway with Statoil in low
                                        140's beginning in late May 2005 and ending in early Sept.
                                        2006 (time period to include one well redrill with ENI in
                                        low 140's beginning late July and ending late Oct. 2005).
 late May 2005     early Sept. 2006     Available; actively marketing.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                        One well with Coogee Res. in mid 80's beginning early Nov.
                                        and ending early Dec.; followed by two wells plus option
                                        with Coogee in low 90's beginning early Dec. 2005. and
                                        ending mid Feb. 2006; followed by LOI for one well plus
                                        option in mid 90's beginning mid Mar. and ending mid May.;
                                        followed by four wells plus option in high 90's with
                                        Woodside beginning mid May. 2006 and ending early Nov. 2006.
late June 2005    early Nov. 2005       Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        One well with Bass Straits in high 70's, early Sept.-mid
                                        Sept.; followed by one well with Bass Straits in high 130's, mid Sept.-late Sept.; followed by one well with Apache in
                                        high 70's, late Sept.-mid Oct.; followed by one assignmnet well with Nexus in low 150's, mid Oct.-late Dec. 2005;
                                        followed by 10-day survey ending mid-Jan. 2006; followed by first of four Anzon options in mid 130's, mid Jan. 2006-mid
                                        Feb.; followed by second of four Anzon options in upper
                                        130's, mid Feb.-mid Mar.; followed by third and fourth of
                                        four options in low 140's, mid Mar.-mid May; followed by one exercised assignment option well from Apache with Nexus in high 70's, mid May-mid June; followed by LOI for one
                                        assignment well in low 200,000's, mid June-late July;
                                        followed by four wells plus option with NZOP in low 100's,
 late July 2005    late Sept. 2005      late July-late Dec. 2006. Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Three option wells exercised in mid 70's beginning in mid
                                        Dec. 2005 and ending in late Mar. 2006; five option wells
late April 2005     mid Dec. 2005       remain available. Available; actively marketing.
----------------------------------------------------------------------------------------------------
                                        Note: 5th & 6th wells in mid 90's beginning early Nov. 2005 and ending mid Jan. 2006; followed by one well plus two
                                        option wells with Premier in high 70's in Viet Nam beginning mid Jan. 2006 and ending mid Mar. 2006; followed by LOI for three wells plus three options wells in mid 130's beginning mid Mar. 2006 and ending mid Sept. 2006. Available; actively
 mid June 2005      mid Jan. 2006       marketing.
----------------------------------------------------------------------------------------------------
                                        Under mobe to GOM for one year plus option with Amerada Hess in low 200's beginning early Nov. 2005 and ending early Nov.
       -                  -             2006. Available; actively marketing.
----------------------------------------------------------------------------------------------------
 late June 2005     mid Jan. 2008       Available; actively marketing.
----------------------------------------------------------------------------------------------------

4

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 27, 2005

                                                                                                                         DAYRATE
   RIG NAME         WD          DESIGN                   LOCATION     STATUS*       OPERATOR         CURRENT TERM         (000S)
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL
------------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy         3,300'  DP DYVI Super Yatzy           Brazil    Contracted      Petrobras       700 day extension     mid 70's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Winner        3,500'  Aker H-3                      Brazil    Contracted      Petrobras       700 day extension     mid 50's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance      5,000'  Alliance Class                Brazil    Contracted      Petrobras      four year extension    mid 150's
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper       7,500'  DP Fluor/Mitsubishi           Brazil    Contracted      Petrobras       700 day extension     low 100's
------------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'   Independent Leg Cantilever  Indonesia   Contracted        Santos           eight wells       upper 60's
------------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'   Independent Leg Cantilever    Qatar     Contracted   Conoco/Phillips  two wells plus option   low 70's
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor      2,000'  Victory Class                Shipyard   Upgrading          DODI                 -                 -
------------------------------------------------------------------------------------------------------------------------------------

COLD STACKED--RESERVED FOR UPGRADE (1)
------------------------------------------------------------------------------------------------------------------------------------
Garden Banks**      2,200'  Victory Class                  GOM     Out of Service       -                   -                 -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RIGS UNDER CONSTRUCTION (2)
------------------------------------------------------------------------------------------------------------------------------------
Ocean Shield        350'    Independent Leg Cantilever   Shipyard       -               -                   -                 -
------------------------------------------------------------------------------------------------------------------------------------
Ocean Scepter       350'    Independent Leg Cantilever   Shipyard       -               -                   -                 -
------------------------------------------------------------------------------------------------------------------------------------


 START DATE          EST. END DATE               FUTURE CONTRACTS AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                        Four-year term extension with Petrobras in mid 110's, plus potential bonus, beginning early Oct. 2005 and ending early
 early Nov. 2003    early Oct. 2005     Oct. 2009. (21-day maintenance Q3 or Q4). Available.
----------------------------------------------------------------------------------------------------
                                        Four-year term extension with Petrobras in low 110's, plus potential bonus, beginning mid Mar. 2006 and ending mid Mar.
 early April 2004    mid Mar. 2006      2010. Available.
----------------------------------------------------------------------------------------------------
 early Sept. 2005   early Sept. 2009    Available.
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        Five-year term extension with Petrobras in low 180's, plus potential bonus, beginning mid Dec. 2005 and ending mid Dec.
 early Jan. 2003     mid Dec. 2005      2010. Available.
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        Two wells with Amerada Hess plus two exercised option wells in mid 80's beginning late Oct. and ending mid Dec. 2005;
                                        followed by two option wells with Santos in mid 70's
                                        beginning mid Dec. 2005 and ending mid Mar. 2006; followed by three wells with Santos in upper 60's beginning mid Mar.
                                        and ending mid May; followed by two wells with Anadarko in mid 80's beginning mid May and ending early July 2006.
  early May 2005     late Oct. 2005     Available; actively marketing.
----------------------------------------------------------------------------------------------------
  mid June 2005      late Mar. 2006     Available; actively marketing.
----------------------------------------------------------------------------------------------------
====================================================================================================

----------------------------------------------------------------------------------------------------
                                        Singapore shipyard for upgrade to 10,000 ft. capable 5th
                                        Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by LOI for a term of between two and four years earning approximate
                                        total revenue of between $198 million and $355 million
                                        depending upon the length of the contract selected by the
                                        operator no later than year-end 2005. Contract is expected
-                          -            to begin mid 2007. Available; actively marketing.
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                                        Currently retired from active service as drilling and
        -                  -            production platform.
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                        Singapore shipyard, estimated completion Q1 2008. Available;
       -                  -             actively marketing.
-----------------------------------------------------------------------------------------------------
                                        Brownsville shipyard, estimated completion Q1 2008.
       -                  -             Available; actively marketing.
-----------------------------------------------------------------------------------------------------


NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

** DIAMOND OFFSHORE SERVICES COMPANY COMPLETED PURCHASE OF THE GARDEN BANKS ON AUGUST 25, 2005.

GOM = Gulf of Mexico